UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2018

DIVALL INSURED INCOME PROPERTIES 2, L.P.

(Exact name of registrant as specified in its charter)

Wisconsin	000-17686	39-1606834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 Main Street, Suite 1830

Kansas City, Missouri 64105

(Address of principal executive offices)

816-421-7444

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

On February 13, 2018, DiVall Insured Income Properties 2, L.P. (the “Partnership”) received notice of an unsolicited mini-tender offer from Peachtree Partners (“Peachtree”) to purchase units of the Partnership (the “Units”) from limited partners of the Partnership (the “Limited Partners”) at a price of $330 per Unit, less transfer fees of $100 per investor and less any distributions paid on or after January 30, 2018. Although the Partnership historically remained neutral in response to “mini-tender offers” prior to November 2017, the Partnership recommends that the Limited Partners reject Peachtree’s current mini-tender offer, as disclosed in the Partnership’s letter to the Limited Partners dated February 16, 2018 (the “Letter to Limited Partners”) providing further information regarding the mini-tender offer by Peachtree.

A copy of the Letter to Limited Partners is attached to this Current Report on Form 8-K as Exhibit 99.1, which is incorporated herein by this reference. A copy of the Letter to Limited Partners is also posted on the Partnership’s website, which can be accessed at http://www.divallproperties.com/newsletter.php. The Partnership is electing to file this Current Report on Form 8-K under this Item 8.01 to disclose the information required to be disclosed by Regulation FD.

Additional Information and Where to Find It

In connection with the proposed sale of assets and liquidation described in Exhibit 99.1, the Partnership will prepare a consent solicitation statement to be filed with the Securities and Exchange Commission (the “SEC”). When completed, a definitive consent solicitation statement and a form of consent will be furnished to the Limited Partners. BEFORE MAKING ANY VOTING DECISION, Limited Partners are urged to read the consent solicitation statement carefully and IN ITS ENTIRETY when it becomes available, as well as any other relevant documents filed by the Partnership with THE SEC IN CONNECTION WITH THE PROPOSED sale of assets and liquidation, because they will contain important information about the PROPOSED sale of assets and liquidation. Limited Partners will be able to obtain, without charge, a copy of the consent solicitation statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Limited Partners will also be able to obtain, without charge, a copy of the consent solicitation statement and other relevant documents (when available) by directing a request to: DiVall Investor Relations, c/o Phoenix American Financial Services, Inc., 2401 Kerner Blvd, San Rafael, CA 94901, by directing a request by telephone to DiVall Investor Relations at 1-800-547-7686, e-mail to edevera@phxa.com, or the Partnership’s website at www.divallproperties.com.

The Partnership, The Provo Group, Inc., the general partner of the Partnership (the “General Partner”), the executive officer and director of the General Partner who performs the functions of the principal executive of the General Partner, and certain other regularly employed officers, agents and employees of the General Partner, may be deemed to be participants in the solicitation of consents from the Limited Partners in favor of the proposed sale of assets and liquidation. The General Partner and the principal executive of the General Partner do not have beneficial ownership in any equity interests in the Partnership. Other information about the General Partner and the principal executive of the General Partner is set forth in the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on March 23, 2017. Limited Partners may obtain additional information regarding the interests of the General Partner and the principal executive of the General Partner in the proposed sale of assets and liquidation, which may be different than those of the Limited Partners generally, by reading the consent solicitation statement and other relevant documents regarding the proposed sale of assets and liquidation when filed with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K, and the information contained in Exhibit 99.1 incorporated herein, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include statements about the expected timing, completion and effects of the proposed sale of assets and liquidation, as well as statements describing the objectives, projections, estimates or future predictions of the Partnership’s operations. These statements may be identified by the use of forward-looking terminology such as “anticipates,” “believes,” “could,” “estimate,” “expect,” “will,” or other variations on these terms. The Partnership cautions that by their nature forward-looking statements involve risk or uncertainty and that actual results may differ materially from those expressed in any forward-looking statements as a result of such risks and uncertainties, including but not limited to: changes in general economic conditions, changes in commercial real estate conditions and markets, inability of current tenants to meet financial obligations, inability to obtain new tenants upon the expiration of existing leases, and the potential need to fund tenant improvements or other capital expenditures out of operating cash flow.

All forward-looking statements contained in Exhibit 99.1 incorporated herein are expressly qualified in their entirety by this cautionary notice. The reader should not place undue reliance on such forward-looking statements, since the statements speak only as of the date that they are made and the Partnership has no obligation and does not undertake publicly to update, revise or correct any forward-looking statement for any reason.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Letter to Limited Partners.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DiVall Insured Income Properties 2, L.P.

By: The Provo Group, Inc., General Partner

Date: February 16, 2018	By:	/s/Bruce A. Provo
Bruce A. Provo, President, Chief Executive Officer and Chief Financial Officer

3